UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2023 (November 16, 2023)

Richtech Robotics Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41866	88-2870106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4175 Cameron St Ste 1

Las Vegas, NV 89103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 236-3835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.00001 per share	RR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Public Offering

On November 16, 2023, Richtech Robotics Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with R.F. Lafferty & Co., Inc., acting as representative of the underwriters (the “Representative”). Pursuant to the Underwriting Agreement the Company agreed to sell to the underwriters in a firm commitment underwritten initial public offering (the “Offering”) an aggregate of 2,100,000 shares (the “Shares”) of the Company's Class B common stock, par value $0.00001 per share (the “Common Stock”) at a price of $5.00 per share. On November 21, 2023, the Company consummated the Offering, generating gross proceeds of $10.5 million. The Common Stock is listed on the Nasdaq Capital Market under the trading symbol “RR.”

The Company has granted the Representative the option (“Over-allotment Option”), exercisable for 45 days from November 16, 2023, to purchase up to an additional 315,000 shares from the Company at the Offering price less the underwriting discount and commissions to cover over-allotments.

The Shares were offered by the Company pursuant to registration statements on Form S-1, as amended (File Nos. 333-269470 and 333-275612), filed with the Securities and Exchange Commission (the “Commission”), which were declared effective by the Commission on November 13, 2023 (as amended, the “Registration Statement”).

The Underwriting Agreement contains customary representations and warranties that the parties made to, and solely for the benefit of, the other party in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The Company has also agreed that it will not, without the prior written consent of the Representative, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares or any securities convertible into or exercisable or exchangeable for shares, of the Company for a period of 180 days following the closing date, other than certain exempt issuances.

Representative’s Warrant

Pursuant to the Underwriting Agreement, the Company issued to the Representative and its designee warrants (the “Representative’s Warrants”) to purchase 105,000 shares of Common Stock. In the event the Representative exercises its Over-Allotment Option, the Representative will be entitled to purchase an additional 15,750 shares of Common Stock. The Representative’s Warrants will be exercisable at a per share exercise price equal to $6.00 and are exercisable at any time and from time to time, in whole or in part, during the period commencing on May 21, 2024, and terminating on November 21, 2028. Neither the Representative’s Warrants nor any of the shares issued upon exercise of the Representative’s Warrants may be sold, transferred, assigned, pledged or hypothecated, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities by any person, for a period of six (6) months immediately following the commencement of sales of the offering. The Representative’s Warrants also provides for one demand registration right of the shares underlying the Representative’s Warrants at the Company’s expense; one additional demand registration at the warrant holders’ expense; and unlimited “piggyback” registration rights. The registration rights will only be exercisable within a period of five years after November 16, 2023. The Representative’s Warrants also contain customary anti-dilution provisions.

The foregoing summary of the terms of the Underwriting Agreement and the Representative’s Warrants are subject to, and qualified in their entirety by reference to, copies of the Underwriting Agreement and the form of Representative’s Warrants that are filed as Exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year

On November 17, 2023, Company filed its Second Amended and Restated Articles of Incorporation with the Nevada Secretary of State. The terms of the Second Amended and Restated Articles of Incorporation and Amended and Restated By-laws, as effective beginning on November 16, 2023, are set forth in the final prospectus for the Offering as filed with the Commission on November 20, 2023.

Copies of of the Second Amended and Restated Articles of Incorporation and the Amended and Restated By-laws are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and is incorporated by reference herein.

Copies of the Company’s Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter, each as effective beginning on Novembre 16, 2023, are filed as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, and are incorporated by reference herein.

Item 8.01 Other Events.

On November 17, 2023, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

On November 21, 2023, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 11, 2023, by and between the Company and the Representative
3.1	Second Amended and Restated Articles of Incorporation
3.2	Amended and Restated Bylaws
4.1	Form of Representative’s Warrants
99.1	Audit Committee Charter
99.2	Compensation Committee Charter
99.3	Nominating and Corporate Governance Committee Charter
99.4	Press Release, dated November 17, 2023
99.5	Press Release, dated November 21, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Richtech Robotics Inc.

	By:	/s/ Zhenwu (Wayne) Huang
	Name:	Zhenwu (Wayne) Huang
	Title:	Chief Executive Officer and Director

Dated: November 22, 2023

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